0 Array Technologies 2Q 2023 Earnings Call August 8, 2023

1 Disclaimer Forward-Looking Statements and Other Information This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our projected future results of operations, business strategies and industry and regulatory environment. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” "seek," “should,” “will,” “would” or similar expressions and the negatives of those terms. Array’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in the demand for solar energy projects; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; failure to retain key personnel or failure to attract additional qualified personnel; defects or performance problems in our products that could result in loss of customers, reputational damage, a loss of revenue, and warranty, indemnity and product liability claims; a drop in the price of electricity derived from the utility grid or from alternative energy sources; challenges in our ability to consolidate the financial reporting of our acquired foreign subsidiaries; delays, disruptions or quality control problems in our product development operations; the effects of a further increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and could reduce the demand for our products; changes to tax laws and regulations that are applied adversely to us or our customers; existing electric utility industry policies and regulations, and any subsequent changes, that may present technical, regulatory and economic barriers to the purchase and use of solar energy systems; the interruption of the flow of materials from international vendors, including as a result of the imposition of additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the imposition of import tariffs; economic, political and market conditions, including the Russian-Ukraine conflict, uncertain credit and global financial markets resulting from increasing inflation and interest rates along with recent bank failures, and the COVID-19 pandemic; the reduction, elimination or expiration of government incentives for, or regulations mandating the use of, renewable energy and solar energy specifically; our ability to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; significant changes in the costs of raw materials; the implementation of the IRA may not deliver as much growth as we are anticipating; our ability to remediate our material weaknesses on a timely basis or at all; the effect of our substantial indebtedness on our financial condition; the occurrence of cybersecurity incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; and the other risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.comThese forward-looking statements are only predictions. They relate to future events, performance, and variables, and involve risks and uncertainties both known and unknown. It is possible that levels of activity, performance or achievements will materially differ from what is implied by the forward-looking statements contained within this presentation and associated materials and explication. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events, or implications of certainty. The forward- looking statements in this presentation represent our expectations as of the date the presentation was created. We anticipate that subsequent events and developments will cause our expectations to change. We undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward- looking statements as representing our views as of any date after the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Information This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share. We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, (ii)foreign currency (gain) loss, (iii) preferred dividends and accretion, (iv) interest expense, (v) income tax (benefit) expense, (vi) depreciation expense, (vii) amortization of intangibles, (viii) equity-based compensation, (ix) change in fair value of derivative assets, (x) change in fair value of contingent consideration, (xi) certain legal expense, (xii) certain acquisition costs, and (xiii) other costs. We define Adjusted Net Income as net income (loss) to common shareholders plus (i) amortization of intangibles, (ii) amortization of debt discount and issuance costs (iii) preferred accretion, (iv) equity-based compensation, (v) change in fair value of derivative assets, (vi) change in fair value of contingent consideration, (vii) certain legal expense, (viii) certain acquisition related costs, (ix) other costs, and (x) income tax (expense) benefit of adjustments. A detailed reconciliation between GAAP results and results excluding special items (“non- GAAP”) is included within this presentation. We calculate net income (loss) per share as net income (loss) to common shareholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted Net Income per share as Adjusted Net Income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures. Market and Industry Data This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

2 Business Update Kevin Hostetler, CEO

3 Executive Summary  Total revenue growth of 21% to $507.7 million  Gross Margin of 29.6%, an expansion of 2010 bps from Q2 2022  Adjusted EBITDA(1) increased 453% to $115.6 million, from $20.9 million in Q2 2022  Ending orderbook of $1.7 billion following bookings of ~$600 million in the quarter Highlights (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure $20.9 $115.6 Q2 Adjusted EBITDA(1) Adjusted EBITDA % 2022 2023 $419.9 $507.7 Q2 Revenue 2022 2023 5.0% 22.8% ($M) Selected Financials

4 Market Dynamics Market & Industry Update Array’s Market Approach  Focus on long-term strategic initiatives while delivering on current year commitments  Maintain pricing and product discipline in the short-term to drive longer-term success  Deploy the most efficient use of capital to provide shareholder returns  Opportunistically strengthen balance sheet and lower leverage ratio  Utility-Scale growth is not linear and can have large short-term swings  Increased project delays and pushouts have impacted quarterly volatility in revenue and bookings  IRA final guidance a gating item for $320 million of high probability pipeline orders  Long-term growth remains stable as solar energy is a clear leader in electricity generation

Focus Areas: Creating Sustainable Margin Performance

1 Expanding our Target Market

- **OmniTrack | STI H250**
  - *Accelerates revenue growth while expanding margins*

2 Reducing Installed Cost

- **Site design improvements | Pile compatibility | module mounting**
  - *Lowers installed cost reducing LCOE while improving margins*

3 Increase Higher Margin Offerings

- **Software | Services | Aftermarket sales**
  - *Expands our offerings beyond the tracker*

4 Operational Efficiencies

- **Incentive structures | Process Improvement | Lean Principles | CPQ**
  - *Minimizes margin leaks while creating cost saving opportunities*

5

ARRAY

6 Financial Update Nipul Patel, CFO

7 Three Months Ended June 30, 2023 ($ in millions, except EPS Data) 2023 2022 Y/Y Revenue $507.7 $419.9 +$87.8 Gross margin 29.6% 9.5% + 2010 bps Net income (loss) to Common Shareholders $52.0 ($17.2) +$69.2 Diluted EPS $0.34 ($0.11) $0.45 Adjusted EBITDA(1) $115.6 $20.9 +$94.7 Adjusted net income(1) $71.1 $12.9 +$58.2 Adjusted, Diluted EPS(1) $0.47 $0.09 +$0.38 Free Cash Flow(2) $15.0 ($12.2) +$27.2 2Q 2023 Financial Results 2Q Snapshot Y/Y Comparison (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure (2) Free Cash Flow calculated as cash from (used in) operating activities less purchase of property, plant and equipment  Revenue up 21% from volume and ASP growth  Gross margin increased to 29.6% from 9.5% driven by projects with improved pass-through pricing, freight favorability, and higher-margin non-tracker sales  Adjusted EBITDA increased to $115.6 million, compared to $20.9 million for the prior-year period  Free cash flow of $15.0 million, a $27.2 million improvement from prior year on better working capital efficiency and improved profitability

8 Updated FY 2023 Guidance Full Year Ending December 31, 2023 Revenue $1.65 billion to $1.725 billion Prior: $1.80 billion to $1.90 billion Adjusted EBITDA(1) $280 million to $295 million Prior: $240 million to $265 million Adjusted net income per common share(1) $1.00 to $1.07 Prior: $0.75 to $0.85 (1) A reconciliation of projected adjusted EBITDA and adjusted net income per share, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2023 outlook, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results. Segment Specifics Legacy Array STI Norland Revenue $1.20 billion to $1.25 billion Prior: $1.375 billion to $1.425 billion $450 million to $475 million Prior: $425 million to $475 million Gross Margin Mid Twenties Prior: Low Twenties Mid Twenties Prior: Low Twenties

9 Appendix

10 Adjusted EBITDA Reconciliation (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the court on May 19, 2023, and (iii) other litigation. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland. (c) For the three months ended June 30, 2022, other costs represent (i) $2.8 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (ii) $1.3 million associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate repeating in the future, and (iii) $0.8 million related to certain professional fees incurred related to the integration of STI Norland. For the six months ended June 30, 2022, other costs represent (i) $2.8 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (ii) $3.6 million associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate repeating in the future, and (iii) $0.9 million related to certain professional fees incurred related to the integration of STI Norland. Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net income (loss) $ 64,808 $ (5,024) $ 90,940 $ (30,961) Preferred dividends and accretion 12,784 12,182 25,268 23,788 Net income (loss) to common shareholders $ 52,024 $ (17,206) $ 65,672 $ (54,749) Other expense, net (125) 371 (319) (372) Foreign currency (gain) loss (260) 1,736 (66) (2,127) Preferred dividends and accretion 12,784 12,182 25,268 23,788 Interest expense 10,109 8,021 19,609 14,963 Income tax (benefit) expense 22,403 (18,436) 32,279 (33,179) Depreciation expense 721 616 1,466 1,204 Amortization of intangibles 12,437 25,794 26,225 48,932 Equity-based compensation 5,240 2,971 8,580 7,479 Change in fair value of derivative assets (694) — 1,256 — Change in fair value of contingent consideration 705 (1,678) 2,043 (5,409) Legal expense(a) 248 1,733 552 2,779 M&A(b) — (206) — 10,977 Other costs (c) — 4,981 — 7,327 Adjusted EBITDA $ 115,592 $ 20,879 $ 182,565 $ 21,613

11 Adjusted Net Income Reconciliation (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the court on May 19, 2023, and (iii) other litigation. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland. (c) For the three months ended June 30, 2022, other costs represent (i) $2.8 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (ii) $1.3 million associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate repeating in the future, and (iii) $0.8 million related to certain professional fees incurred related to the integration of STI Norland. For the six months ended June 30, 2022, other costs represent (i) $2.8 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (ii) $3.6 million associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate repeating in the future, and (iii) $0.9 million related to certain professional fees incurred related to the integration of STI Norland. (d) Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax. Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net income (loss) $ 64,808 $ (5,024) $ 90,940 $ (30,961) Preferred dividends and accretion 12,784 12,182 25,268 23,788 Net income (loss) to common shareholders $ 52,024 $ (17,206) $ 65,672 $ (54,749) Amortization of intangibles 12,437 25,794 26,225 48,932 Amortization of debt discount and issuance costs 2,172 1,576 4,998 3,286 Preferred accretion 6,263 5,765 12,398 11,118 Equity based compensation 5,240 2,971 8,580 7,479 Change in fair value of derivative assets (694) — 1,256 — Change in fair value of contingent consideration 705 (1,678) 2,043 (5,409) Legal expense(a) 248 1,733 552 2,779 M&A (b) — (206) — 10,977 Other costs(c) — 4,981 — 7,327 Income tax expense of adjustments(d) (7,251) (10,852) (13,295) (18,403) Adjusted Net Income $ 71,144 $ 12,878 $ 108,429 $ 13,337

12 Adjusted EPS Reconciliation Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Income (loss) per common share Basic $ 0.34 $ (0.11) $ 0.44 $ (0.37) Diluted $ 0.34 $ (0.11) $ 0.43 $ (0.37) Weighted average number of common shares outstanding Basic 150,919 150,203 150,763 149,246 Diluted 152,129 150,203 151,970 149,246 Adjusted net income (loss) per common share Basic $ 0.47 $ 0.09 $ 0.72 $ 0.09 Diluted $ 0.47 $ 0.09 $ 0.71 $ 0.09 Weighted average number of common shares outstanding Basic 150,919 150,203 150,763 149,246 Diluted 152,129 150,420 151,970 149,397